Exhibit 99.1

Trinity Capital Achieves $709 Million of New Commitments and $619 Million in Funded Investments in the Second Quarter of 2026

PHOENIX, July 9, 2026 /PRNewswire/ -- Trinity Capital Inc. (Nasdaq: TRIN) (the “Company”), a leading alternative asset manager, today announced a portfolio update for the second quarter and first half of 2026. Trinity Capital originated $709 million of new commitments in the second quarter of 2026, bringing new commitments for the first half of 2026 to $1.1 billion.

Second quarter 2026 investment highlights:

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Gross investments funded totaled approximately $619 million, which was comprised of $472 million in secured loans, $109 million in equipment financings and $38 million in warrant and equity investments.
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The Company originated approximately $709 million of new commitments, which was comprised of $636 million in secured loans, $35 million in equipment financings and $38 million in equity investments.
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The Company funded approximately $296 million to 11 new portfolio companies, $302 million to 25 existing portfolio companies and $21 million to multi-sector holdings.
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Gross proceeds received from repayments and exits of the Company’s investments totaled approximately $378 million, which included $220 million from early debt repayments and refinancings, $58 million from scheduled/amortizing debt payments, $93 million from debt investments sold and $7 million from warrant and equity exits.

Aggregate investment highlights for the first half of 2026:

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Gross investments funded totaled approximately $925 million, which was comprised of $708 million in secured loans, $162 million in equipment financings and $55 million in warrant and equity investments.
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The Company originated approximately $1.1 billion of total new commitments, which was comprised of $940 million in secured loans, $110 million in equipment financings and $55 million in equity investments.
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The Company funded approximately $477 million to 21 new portfolio companies and $426 million to 28 existing portfolio companies and $22 million to multi-sector holdings.
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Gross proceeds received from repayments and exits of the Company's investments totaled approximately $616 million, which included $329 million from early debt repayments and refinancings, $127 million from scheduled/amortizing debt payments, $144 million from debt investments sold and $16 million from warrant and equity exits.

Trinity Capital will release its complete second quarter 2026 financial results on Wednesday, August 5, 2026 and will discuss its financial results on a conference call the same day at 12:00 p.m. ET.

To listen to the call, please dial (800) 267-6316 or (203) 518-9783 internationally and reference Conference ID: TRINQ226 if asked, approximately 10 minutes prior to the start of the call. A live webcast of the 2026 financial results conference call will also be available on the Investor Relations section of the Company's website at ir.trinitycapital.com. A replay will be available on the Company's website for 90 days following the conference call.

About Trinity Capital Inc.

Trinity Capital Inc. (Nasdaq: TRIN) is an international alternative asset manager that seeks to deliver consistent returns for investors through access to private credit markets. Trinity Capital sources and structures investments in well-capitalized growth-oriented companies across five distinct lending verticals: Sponsor Finance, Equipment Finance, Tech Lending, Asset Based Lending, and Healthcare & Life Sciences. Headquartered in Phoenix, Arizona, Trinity Capital’s dedicated team is strategically located across the United States and Europe. For more information on Trinity Capital, please visit trinitycapital.com and stay connected to the latest activity via LinkedIn.

Forward-Looking Statements

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission (“SEC”). The Company undertakes no duty to update any forward-looking statement made herein, except as required by law. All forward-looking statements speak only as of the date of this press release. More information on risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations, is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed annual report on Form 10-K and subsequent SEC filings.

Contact

Ben Malcolmson

Head of Investor Relations

Trinity Capital, Inc.

ir@trinitycapital.com

(480) 852-3950